EXHIBIT 99.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350 (SUBSECTIONS (A) and (B)), AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

* * *

In connection with the Quarterly Report of Department 56, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susan E. Engel, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350 (subsections (a) and (b)), as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	August 9, 2002	/s/ Susan E. Engel
Susan E. Engel
Chairwoman,
Chief Executive Officer and Director
(Principal Executive Officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q for the quarter ended June 29, 2002, or as a separate disclosure statement.  The foregoing certification should not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.